                                                                Exhibit 10(y)(3)


                               THIRD AMENDMENT TO

                           REVOLVING CREDIT, TERM LOAN

                                       AND

                               SECURITY AGREEMENT

                                  BY AND AMONG

                         PNC BANK, NATIONAL ASSOCIATION
              (AS LENDER, ADMINISTRATIVE AGENT AND LEAD ARRANGER),

                               JPMORGAN CHASE BANK
                       (AS LENDER AND SYNDICATION AGENT),

                                  THE LENDERS,

                                       AND

                                  LESCO, INC.;
                              LESCO SERVICES, INC.;
                            LESCO TECHNOLOGIES, LLC;
                                       AND
                        AIM LAWN & GARDEN PRODUCTS, INC.;
                                   (BORROWERS)

                                  July 26, 2002

                      THIRD AMENDMENT TO REVOLVING CREDIT,
                        TERM LOAN AND SECURITY AGREEMENT


      THIS THIRD AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the "Amendment") dated as of July 26, 2002, by and among LESCO, INC., a corporation organized under the laws of the State of Ohio ("LESCO"), LESCO SERVICES, INC., a corporation organized under the laws of the State of Ohio ("LSI"), LESCO TECHNOLOGIES, LLC, a limited liability company organized under the laws of the State of Nevada ("Technologies"), and AIM LAWN & GARDEN PRODUCTS, INC., a corporation organized under the laws of the State of Ohio ("AIM"), each a "Borrower" and collectively "Borrowers"), the financial institutions which are a party hereto (collectively, the "Lenders" and individually a "Lender"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), as administrative agent for Lenders (PNC, in such capacity, the "Agent"), and JPMORGAN CHASE BANK ("JPMorgan Chase"), as syndication agent for the Lenders (JPMorgan Chase, in such capacity, the "Syndication Agent").

                                   WITNESSETH:

      WHEREAS, the Borrowers, the Lenders, the Agent and the Syndication Agent are parties to that certain Revolving Credit, Term Loan and Security Agreement dated as of January 14, 2002, as amended by a First Amendment thereto dated as of February 7, 2002, as further amended by a Second Amendment thereto dated as of February 25, 2002 (collectively, the "Agreement").

      WHEREAS, the parties hereto desire to amend the terms of the Agreement as provided for herein.

      NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

      1.    Definitions.

      (a) Except as otherwise amended by this Amendment, defined terms used herein shall have the meanings given to them in the Agreement.

      (b) The following definition in Section 1.2 of the Agreement is hereby amended and restated as follows:

            "Earnings Before Interest and Taxes" shall mean for any period the sum of (i) net income (or loss) of Borrowers on a consolidated basis for such period (excluding extraordinary gains and losses AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE), plus (ii) all interest expense of Borrowers on a consolidated basis for such period, plus (iii) all charges against income of Borrowers on a consolidated basis for such period for federal, state and local taxes.

      (c) The following new definition is hereby inserted in Section 1.2 of the Agreement in alphabetical order:

            "LESCO Restructuring Charges" shall mean for the six months ended June 30, 2002 either (i) reductions made by the Borrowers on the Borrowers' books and records with respect to the book value of certain assets, or (ii) charges incurred by the Borrower in connection with certain management and asset restructuring of the Borrowers, provided however, such amounts do not exceed either $23,351,000 in the aggregate, or the amounts set forth below for the enumerated items:

      reductions in value of inventory                  $9,608,000
      reductions in value of  fixed assets               7,266,000
      reduction in value of intangibles                  1,952,000
      provision for continuing lease
          obligations on closed plants                   1,253,000
      employee severance and related costs
           (including $2,000,000 incurred to date)       2,410,000
      other miscellaneous restructuring costs              862,000
                                                      ------------

      Total                                            $23,351,000

      2. Subsection 5.5(c) of the Agreement is hereby amended and restated in its entirety as follows:

            "(c) The consolidated and consolidating balance sheets of the Borrowers, their Subsidiaries and such other Persons described therein (including the accounts of all Subsidiaries for the respective periods during which a subsidiary relationship existed) as of December 31, 2000, and the related statements of income, changes in stockholder's equity, and changes in cash flow for the period ended on such date, THE CONSOLIDATED BALANCE SHEET AND CONSOLIDATED STATEMENTS being accompanied by reports thereon containing opinions without qualification by independent certified public accountants, copies of which have been delivered to Agent, have been prepared in accordance with GAAP, consistently applied (except for changes in application in which such accountants concur and present fairly the financial position of the Borrowers at such date and the results of their operations for such period. Except as set forth in the Projections, since September 30, 2001, there has been no change in the condition, financial or otherwise, of Borrowers as shown on the consolidated balance sheet as of such date and no change in the aggregate value of machinery, equipment and Real Property owned by Borrowers, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse."

      3. Section 6.5 of the Agreement is hereby amended and restated in its entirety as follows:

      "6.5. Net Worth. Commencing on JUNE 30, 2002, and at all times thereafter, Borrowers on a consolidated basis shall maintain a Net Worth in an amount not less than $70,000,000. Commencing on DECEMBER 31, 2002, and on the last day of each fiscal year thereafter, the minimum Net Worth requirement set forth above shall be increased by an amount equal to fifty percent (50%) of consolidated net income of Borrowers on a consolidated basis for each such fiscal year in which net income was earned (as opposed to a net loss)."

      4. Section 6.6 of the Agreement is hereby amended and restated in its entirety as follows:

      "6.6. Fixed Charge Coverage Ratio. Commencing with the fiscal quarter ending June 30, 2002, and at the end of each fiscal quarter thereafter, Borrowers on a consolidated basis shall maintain a Fixed Charge Coverage Ratio, as calculated at the end of each fiscal quarter for the four fiscal quarters then ended, of not less than 1.05 to 1.00. IN DETERMINING EARNINGS BEFORE INTEREST AND TAXES, EBITDA, PROVISION FOR INCOME TAXES AND FIXED CHARGES FOR PURPOSES OF CALCULATING THE FIXED CHARGE COVERAGE RATIO, THE LESCO RESTRUCTURING CHARGES, TO THE EXTENT THEY ARE INCLUDED IN THE DETERMINATION OF EARNINGS BEFORE INTEREST AND TAXES, EBITDA, PROVISION FOR INCOME TAXES AND FIXED CHARGES, SHALL BE INCLUDED IN THE FISCAL QUARTER WHEN THE BORROWERS RECEIVE THE CASH INCOME OR PAY THE CASH EXPENDITURE FOR SUCH ITEMS, RATHER THAN WHEN SUCH ITEMS ARE RECORDED ON THE BOOKS AND RECORDS OF THE BORROWERS. THE LESCO RESTRUCTURING CHARGES WILL NOT BE INCLUDED IN CALCULATING THE FIXED CHARGE COVERAGE RATIO FOR THE FISCAL QUARTER ENDING JUNE 30, 2002."

      5. Section 7.5 of the Agreement is hereby amended and restated in its entirety as follows:

      "7.5. Loans. Make advances, loans or extensions of credit to any Person, including without limitation, any Parent, Subsidiary or Affiliate except (i) with respect to the extension of commercial trade credit in connection with the sale of Inventory in the ordinary course of its business, AND (ii) LOANS BY LSI AND TECHNOLOGIES TO LESCO."

      6. Section 7.6 of the Agreement is hereby amended and restated in its entirety as follows:

      "7.6. Capital Expenditures. Contract for, purchase or make any expenditure or commitments for fixed or capital assets (including capitalized leases) which in an aggregate amount for all Borrowers would exceed the following amounts in any of the following fiscal years of the Borrowers:

           Fiscal year ended December 31         Maximum capital expenditures
           -----------------------------         ----------------------------
                      2002                              $   7,000,000
                      2003                              $  15,000,000
                      2004                              $  11,000,000"


      7. Section 7.7 of the Agreement is hereby amended and restated in its entirety as follows:

      "7.7. Dividends. Except for (i) non-cash dividends made in accordance with the terms of any Borrower's incentive compensation plans, or (ii) DIVIDENDS MADE BY LSI AND TECHNOLOGIES TO LESCO, declare, pay or make any dividend or distribution on any shares of the common stock or preferred stock of any Borrower (other than dividends or distributions payable in its stock, or split-ups or reclassifications of its stock) or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock, or of any options to purchase or acquire any such shares of common or preferred stock of any Borrower except that so long as (a) a notice of termination with regard to this Agreement shall not be outstanding, (b) no Event of Default or Default shall have occurred, and (c) the purpose for such purchase, redemption or dividend shall be as set forth in writing to Agent at least ten (10) days prior to such purchase, redemption or dividend and such purchase, redemption or dividend shall in fact be used for such purpose, Borrowers shall be permitted to pay dividends in accordance with the provisions of each Borrower's Certificate of Incorporation as in effect on the Closing Date, to any Borrower, provided, however, that after giving effect to the payment of such dividends there shall not exist any Event of Default or Default."

      8. Section 7.8 of the Agreement is hereby amended and restated in its entirety as follows:

      "7.8. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (i) Indebtedness to Lenders; (ii) Indebtedness incurred for capital expenditures permitted under
Section 7.6 hereof; (iii) Indebtedness set forth on Schedule 7.8; (iv) INDEBTEDNESS OF LESCO TO LSI AND TECHNOLOGIES, and (v) other unsecured Indebtedness not in excess of $5,000,000 at any one time outstanding."

      9. Section 7.11 of the Agreement is hereby amended and restated in its entirety as follows:

      "7.11 Leases. Enter as lessee into any lease arrangement for real or personal property (unless capitalized and permitted under Section 7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property in the aggregate for all the Borrowers would exceed (i) $24,000,000 in the fiscal year ended December 31, 2002, (ii) $25,000,000 in the fiscal year ended December 31, 2003, or (iii) $26,000,000 in the fiscal year ended December 31, 2004."

      10. Section 9.7 of the Agreement is hereby amended and restated in its entirety as follows:

      "9.7. Annual Financial Statements. Furnish Agent within ninety (90) days after the end of each fiscal year of Borrowers, financial statements of Borrowers on a consolidating and consolidated basis including, but not limited to, statements of income and stockholders' equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and, WITH RESPECT TO THE CONSOLIDATED BALANCE SHEET AND CONSOLIDATED STATEMENTS, reported upon without qualification by an independent certified public accounting firm selected by Borrowers and reasonably satisfactory to Agent (the "Accountants"). The report of the Accountants shall be accompanied by a statement of the Accountants certifying that (i) they have caused the Loan Agreement to be reviewed, (ii) in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or a

Default under this Agreement or any related agreement or, if such information came to their attention, specifying any such Default or Event of Default, its nature, when it occurred and whether it is continuing, and such report shall contain or have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 6.7, 7.6 and 7.11 hereof. In addition, the reports shall be accompanied by a certificate of each Borrower's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by such Borrower with respect to such event, and such certificate shall have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 6.7, 7.6 and 7.11 hereof."

      11. Amendment Fee. The Borrowers shall pay or cause to be paid (i) to the Agent for the account of each Lender which has executed and delivered to the Agent this Amendment on or before 5:00 p.m. Pittsburgh time on July 26, 2002, a fee (the "Amendment Fee") in the amount of $243,712, payable to each such Lender ratably based upon its Commitment Percentage and the Commitment Percentages of all the Lenders which execute and deliver this Amendment in the time period provided above, and (ii) all other costs and expenses accrued through the date hereof and the costs and expenses of the Agent including, without limitation, reasonable fees of the Agent's counsel in connection with this Amendment.

      12. Force and Effect. Each Lender and each Borrower reconfirms and ratifies the Agreement and all Other Documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment, and each Borrower confirms that all such documents have remained in full force and effect since the date of their execution.

      13. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

      14. Counterparts; Effective Date. This Amendment may be signed by telecopy or original in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall become effective as of the date first above written upon its execution and delivery by the Borrowers and the Required Lenders.

                            [SIGNATURE PAGES FOLLOW]

                  [SIGNATURE PAGE 1 OF 7 TO THIRD AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

      IN WITNESS WHEREOF, the parties have executed this instrument under seal as of the day and year first above written.

                               LESCO, INC.

                               By:/s/ Jeffrey L. Rutherford (SEAL)
                               Name:___________________________________________
                               Title:Sr. Vice President, Chief Financial Officer



                               LESCO SERVICES, INC.

                               By: /s/ Patricia W. Pribisko (SEAL)
                               Name:___________________________________________
                               Title: Vice President & Secretary



                               LESCO TECHNOLOGIES, LLC
                               By /s/ Patricia W. Pribisko, its Manager
                               By:____________________________(SEAL)
                               Name:___________________________________________
                               Title: Vice President & Secretary



                               AIM LAWN & GARDEN PRODUCTS, INC.

                               By: /s/ Patricia W. Pribisko (SEAL)
                               Name:___________________________________________
                               Title: Vice President & Secretary

                  [SIGNATURE PAGE 2 OF 7 TO THIRD AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]




                                     PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

                                     By: /s/ James M. Steffy
                                     Name:________________________________
                                     Title Vice President

                  [SIGNATURE PAGE 3 OF 7 TO THIRD AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]




                                         JPMORGAN CHASE BANK, as a Lender and as
                                         Syndication Agent

                                         By:  /s/ John M Hariaczyi

                                         Name:________________________________
                                         Title: Vice President

                  [SIGNATURE PAGE 4 OF 7 TO THIRD AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]



                                               COMERICA BANK

                                               By: /s/ Timothy C. Griffin
                                               Name: ___________________________
                                               Title: Vice President

                  [SIGNATURE PAGE 5 OF 7 TO THIRD AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]



                                               U.S. BANK NATIONAL ASSOCIATION


                                               By:  /s/ Kerina Graves
                                               Name: ___________________________
                                               Title: Vice President

                  [SIGNATURE PAGE 6 OF 7 TO THIRD AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]



                                               GENERAL ELECTRIC CAPITAL
                                               CORPORATION

                                               By:  /s/ Linda Skinner
                                               Name: ___________________________
                                               Title: Vice President

                  [SIGNATURE PAGE 7 OF 7 TO THIRD AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]



                                               LASALLE BUSINESS CREDIT, INC.


                                               By: /s/ Scott R. Busch
                                               Name: ___________________________
                                               Title: First Vice President